UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 1999

USA Radio.com, Inc. (fka Ansel Project, Inc.)
(Exact name of Registrant as specified in charter)

Colorado (State or other jurisdiction of incorporation)	0-27053 (Commission File Number)	84-1493151 (I.R.S. Employer Identification)

2290 Springlake Road, Suite 107, Dallas, TX (Address of principal executive offices)	75234 (Zip Code)

Registrant's telephone number, including area code:     (972) 484-3900

7899 West Frost Drive, Littleton, CO 80128
(Former name or former address, if changed, since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       On December 21, 1999, Ansel Project, Inc., a Colorado corporation ("Ansel Project"), acquired USARadio.com, a Texas corporation ("USARadio.com (Texas)") pursuant to an Agreement and Plan of Merger between Ansel Project and USARadio.com Texas. Ansel Project was the surviving entity in the merger and in connection with the merger Ansel project changed its name to USA Radio.com, Inc. Pursuant to the terms of the merger, each issued and outstanding share of USA

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the USA Radio Network Trust and as the President of Ansel Project (now USA Radio.com, Inc.) Mr. Robert Marlin Maddoux also served as the President of USA Radio.com (Texas.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       In December, 1999, our board of directors approved a change in the company's independent auditors. Previously, the independent auditing firm of Cordovano and Harvey, P.C. had issued reports covering the period from inception (April 8, 1998) to April 30, 1999 on Ansel Project, Inc. None of the reports of Cordovano and Harvey, P.C. on the financial statements of Ansel Project contained any adverse opinion or disclaimer of opinion, or was qualified or modified as

       We retained the accounting firm of Grant Thornton LLP to serve as our independent accountants to audit our financial statements beginning with the year ended December 31, 1999. This engagement was effective February 14, 2000. Prior to its engagement as our independent auditors, Grant Thornton LLP had not been consulted by us either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rende

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

The following financial statements and notes thereto are filed herewith beginning at page F-1.

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Notes to Financial Statements	F-7

(b)	Pro forma financial information is not required, as the transaction described in item 2 was a reverse acquisition under applicable accounting literature.
(c)	Exhibits

2.1	Agreement and Plan of Merger, dated as of November 5, 1999, between Ansel Project, Inc. and USARadio.com, Inc.
16.1	Letter from Cordavano and Harvey, P.C. regarding Change in Certifying Accountants.

ITEM 8. CHANGE IN FISCAL YEAR

       In connection with the merger of Ansel Project and USA Radio.com (Texas), Ansel Project adopted the fiscal year end of USA Radio.com, which is December 31.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       April 6, 2000

USA Radio.com, Inc. (fka Ansel Project, Inc.)

By: /s/ Mark Maddoux Mark Maddoux, Vice President

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Report of Independent Certified Public Accountants

Board of Directors
USARadio.com, Inc.

We have audited the accompanying balance sheet of USARadio.com, Inc. as of December 31, 1999, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USARadio.com, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

GRANT THORNTON LLP

Dallas, Texas
March 1, 2000

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Independent Auditors' Report

To the Board of Directors and Stockholders
of USARadio.com, Inc.
Dallas, Texas

We have audited the accompanying balance sheet of USARadio.com, Inc., formerly U.S.A. Radio Network, Inc., as of December 31, 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USARadio.com, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

BARRY MORGAN & COMPANY, P.C.

Dallas, Texas
January 29, 1999

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USARadio.com, Inc.

BALANCE SHEETS

December 31,
ASSETS	1999	1998

CURRENT ASSETS
Cash	$ 9,225	$ 30,226
Accounts receivable, net of allowance for doubtful doubtful accounts of $11,909 in 1999 and 1998	488,621	435,577
Accounts receivable-related party	122,977	137,738
Prepaid expenses	45,639	43,800
Total current assets	666,462	647,341

PROPERTY AND EQUIPMENT - AT COST
Equipment	580,749	487,854
Furniture and fixtures	8,902	6,904
Software	23,906	23,906
	613,557	518,664
Less accumulated depreciation	(434,826)	(375,784)
	178,731	142,880
	$ 845,193 =======	$ 790,221 =======

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Current maturities of long-term debt	$ 34,461	$ 38,798
Notes payable	125,000	137,057
Accounts payable	527,261	245,502
Accrued liabilities	104,016	104,469
Deferred income taxes	-	59,500
Total current liabilities	790,738	585,326

LONG-TERM DEBT, net of current maturities	139,651	19,209

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	2,673	29,000
Additional paid-in capital	211,327	-
Retained earnings (accumulated deficit)	(299,196)	156,686
Total stockholders' equity (deficit)	(85,196)	185,686
	$ 845,193 ========	$ 790,221 =======

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USARadio.com, Inc.

STATEMENTS OF OPERATIONS

Years ended December 31,
	1999	1998
REVENUE
Spot sales, net	$3,174,050	$2,822,938
Satellite time	210,541	255,308
News services	127,653	456,508
Syndication	180,000	180,000
	3,692,244	3,714,754

OPERATING EXPENSES
Sales expenses	892,469	967,070
Programming and news services	1,300,227	1,358,545
Administrative and engineering	1,716,114	1,531,896
Depreciation	59,042	47,012
	3,967,852	3,904,523

Operating loss	(275,608)	(189,769)

OTHER INCOME (EXPENSE)
Interest income	-	110
Interest expense	(54,774)	(22,813)
Cost of merger	(185,000)	-
Gain on sale of assets	-	19,814
	(239,774)	(2,889)

Loss before income taxes	(515,382)	(192,658)

INCOME TAXES
Income tax benefit	59,500	64,500
	59,500	64,500

Net loss	$ (455,882) =========	$ (128,158) =========

LOSS PER COMMON SHARE - BASIC AND DILUTED	$(.03)	$(.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	13,516,720	13,516,720

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USARadio.com, Inc.

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

	Common Stock Shares Amount		Additional paid-in capital	Retained earnings (accumulated deficit)	Total

Balances at January 1, 1998	2,900,000	$ 29,000	$ -	$ 284,844	$ 313,844

Net loss	-	-	-	(128,158)	(128,158)

Balances at December 31, 1998	2,900,000	29,000	-	156,686	185,686

Contribution of capital	-	-	185,000	-	185,000

Merger with USARadio.com, Inc. (a Texas corporation), accounted for as a recapitalization (Note A)	10,616,720	(26,327)	26,327	-	-

Net loss	-	-	-	(455,882)	(455,882)

Balances at December 31, 1999	13,516,720 =========	$ 2,673 ======	$ 211,327 =========	$ (299,196) =========	$ (85,196) ========

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USARadio.com, Inc.

STATEMENTS OF CASH FLOWS

Years ended December 31,
	1999	1998
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(455,882)	$(128,158)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	59,042	47,012
Provision for doubtful accounts	-	(67,585)
Deferred income taxes	(59,500)	(64,500)
Gain on disposal of assets	-	(19,814)
Merger costs paid by stockholder	185,000	-
Changes in operating assets and liabilities
Accounts receivable	(53,044)	130,062
Federal income tax receivable	14,761	(18,442)
Prepaid expenses	-	2,400
Accounts payable	(1,839)	(15,221)
Accrued liabilities	281,759	100,730
	(453)	30,364

Net cash used in operating activities	(30,156)	(3,152)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	-	20,000
Purchases of property and equipment	(14,893)	(23,135)
Net cash used in investing activities	(14,893)	(3,135)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of notes payable	64,000	109,000
Payments on notes payable	(39,952)	(89,018)
Net cash provided by financing activities	24,048	19,982

Net increase (decrease) in cash	(21,001)	13,695
Cash at beginning of year	30,226	16,531

Cash at end of year	$ 9,225 ========	$ 30,226 ========

Supplemental cash flow information: Interest paid	$ 54,774 ========	$ 22,813 ========

Noncash investing and financing activities: Acquisition of equipment financed by debt	$ 80,000 ========	$ - =========

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USARadio.com, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999 and 1998

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION

       Nature of Business

USARadio.com, Inc. (the Company) is a radio broadcast network that provides news and programming via satellite to radio stations throughout the United States. The Company sells national advertising to corporate brands and direct response advertisers and programming to non-commercial radio stations that do not carry the Company's advertising. The Company also receives revenue for the rental of time on its satellite channels.

Reorganization

On November 5, 1999, the Registrant, formerly known as Ansel Project, Inc. (Ansel), entered into a merger agreement with USARadio.com, Inc., formerly U.S.A. Radio Network, Inc. (Old USA). Pursuant to the agreement, (i) the sole stockholder of Old USA acquired 850,000 shares of Ansel's common stock for $185,000 and (ii) Ansel issued 4.2368 shares of its common stock in exchange for each of the 2,900,000 outstanding shares of Old USA. At the conclusion of the merger, which was effective December 21, 1999, the former stockholder of Old USA owned 13,136,720 shares of the 13,516,720 total outstanding shares of Ansel. Ansel then changed its name to USARadio.com, Inc. Ansel had no operations and insignificant assets at the date of merger.

The merger was accounted for as a recapitalization of Old USA. Accordingly, the accompanying financial statements for periods prior to December 21, 1999, are those of Old USA. The consideration paid by the stockholder of Old USA in the amount of $185,000 has been reflected in the accompanying financial statements as contributed capital and has been charged to expense as a cost of the recapitalization.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over expected useful lives of five to seven years.

Revenue Recognition

Spot sales revenue is recognized in the accounting period which corresponds with the broadcast of the advertisement. Net revenues represent gross spot sales less direct commissions paid to independent advertising agencies. Amounts received as advance payment of a broadcast are recorded as deferred revenue until the broadcast is aired.

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NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Credit Risk

The Company sells commercial airtime to advertisers and advertising agencies and sells satellite time and syndication services to radio stations located throughout the United States. Credit is extended based on an evaluation of each customers financial condition, credit standing and previous history with the Company. Credit losses are provided for as deemed necessary.

Income Taxes

Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.

Loss Per Share

Basic and diluted loss per common share are based upon the weighted average number of shares of common stock outstanding, giving retroactive effect to the merger discussed in Note A.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation.

NOTE C - RELATED PARTY TRANSACTIONS

The Company sells satellite time and syndication services to a not-for-profit organization, International Christian Media (ICM). From time to time, the Company and ICM incur expenses on behalf of the other which are subsequently reimbursed by the appropriate party. The Company's primary stockholder is a trust with directors in common with the board of trustees of ICM.

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NOTE C - RELATED PARTY TRANSACTIONS - Continued

A summary of the transactions with ICM is as follows:
	Years ended
	December 31,
	1999	1998
Syndication fees and sale of satellite time to ICM	$234,000	$234,000
Net expenses paid by the Company and billed to ICM	32,485	_ 9,620
	$266,845 =======	$243,620 ======

	December 31,
	1999	1998
Accounts receivable from ICM	$122,977 =======	$137,738 =======
NOTE D - NOTES PAYABLE AND LONG-TERM DEBT

Notes payable and long-term debt consist of the following:

	December 31,
	1999	1998

Note payable to bank, interest at 10%, payable in monthly installments of $3,233 including interest, maturing in September 2000; secured by substantially all assets of the Company and is guaranteed by a stockholder of the Company and affiliates of the stockholder.

	$ 21,178	$ 58,007

Line of credit of $100,000 to a bank, interest at bank's prime rate plus 1% (9.5% at December 31, 1999) payable monthly, due upon demand; secured by substantially all assets of the Company.	88,000	57,000

Line of credit of $40,000 to bank, interest at bank's reference rate plus 3.625% (10.875% at December 31, 1999) payable monthly, due upon demand.	37,000	32,000

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NOTE D - NOTES PAYABLE AND LONG-TERM DEBT - Continued
	December 31,
	1999	1998

Advance from a related party, interest at 10%, payable in monthly installments of $1,703 through September 2004; secured by equipment.	$ 76,877	$ -

Advance from a related party, interest at 12%, due June 2001.	76,057	48,057
	299,112	195,064
Less current maturities	159,461	175,855

	$ 139,651 =========	$ 19,209 ========

Aggregate maturities of notes payable and long-term debt at December 31, 1999 are as follows:

Year ending December 31,

2000	$ 159,461
2001	90,746
2002	16,242
2003	17,960
2004	14,703

$ 299,112 =========

NOTE E - COMMON STOCK

As discussed in Note A, the Company entered into a merger agreement effective December 21, 1999. The merger has been accounted for as a reverse acquisition. Common stock at December 31, 1999 and 1998 was as follows:
	1999	1998
	USARadio.com, Inc., formerly Ansel Project, Inc.	USARadio.com, Inc., formerly U.S.A. Radio, Network, Inc.
Shares authorized	20,000,000	4,000,000
Par value per share	no par	$.01
Shares issued and outstanding	13,516,720	2,900,000
Aggregate value	$2,673	$29,000

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NOTE F - INCOME TAXES

The income tax benefit reconciled to the tax computed at the statutory Federal rate is as follows:
	Years ended
	December 31,
	1999	1998
Federal tax benefit at statutory rate	$(175,230)	$(65,504)
Nondeductible expenses	63,292	1,004
Other	14,892
Change in valuation allowance	37,546	-
	$ (59,500) ========	$(64,500) ========

Deferred tax assets and liabilities consist of the following:

	December 31,
	1999	1998
Deferred tax assets
Net operating loss carryforwards	$ 90,905	$ 60,609
Accounts payable	214,634	121,594
Deferred tax liabilities
Accounts receivable	(238,414)	(225,255)
Prepaid expenses	(15,517)	-
Property and equipment	(14,062)	(16,448)
	37,546	(59,500)
Less valuation allowance	(37,546)	-

Net deferred tax liability	$ - =========	$ (59,500) =========

At December 31, 1999, the Company had net operating loss carryforwards of approximately $267,000 available to offset future taxable income which expire at various dates through 2019. Future tax benefits, such as net operating loss carryforwards, are recognized to the extent that realization of such benefits are more likely than not.

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NOTE G - COMMITMENTS

The Company leases office space under an operating lease that expires in June 2001. The Company has subleased a portion of these facilities to ICM and others. The net rent expense for these facilities was $131,428 and $104,610 for 1999 and 1998, respectively.

Future minimum rental payments and sublease rental income under these facility lease agreements are as follows:
	Years ending December 31,

	2000	2001	Total
Minimum rentals	$ 288,624	$ 144,312	$ 432,936
Less sublease rental income	(128,498)	(53,112)	(181,610)

Net rental expense	$ 160,126 ========	$ 91,200 =======	$ 251,326 =======

The Company also leases satellite audio transmission services under various agreements which expire through March 2005. Total rent expense for these leases was $416,209 and $423,397 for 1999 and 1998, respectively.

The following is a schedule of minimum rentals due under these satellite agreements:

Year ending December 31,
2000	$ 289,041
2001	187,518
2002	169,055
2003	165,660
2004	165,660
Thereafter	27,610

$1,004,544 ========

The Company also contracts for news and wire services under short-term agreements.

NOTE H - FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of the Company's financial instruments are based on carrying value for short-term items and, in the case of notes payable and long-term debt, incremental borrowing rates currently available on loans with similar terms and maturities. The carrying amounts of the Company's cash, accounts receivable, accounts payable, notes payable and long-term debt approximate fair value.

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NOTE I - LIQUIDITY MATTERS

The Company had losses in 1998 and 1999, and current liabilities exceeded current assets by $124,276 at December 31, 1999. To improve operations and liquidity, the Company has implemented various measures, including cost reduction programs. Although the effect of the measures is not assured, the Company believes that its liquidity will be sufficient to meet its operating requirements through December 31, 2000.

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EXHIBITS
Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated November 5, 1999, by and between Ansel Project, Inc., a Colorado corporation, and USARadio.com, Inc., a Texas corporation
16.1	Letter from Cordavano and Henry, P.C. Re Change in Certifying Accountant